UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    July 1, 2020

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in Charter)

New Jersey	1-6364	22-1901645
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ	08037
(Address of principal executive offices)	(Zip Code)

(609) 561-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.25 par value per share	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 1, 2020, South Jersey Industries, Inc. (the “Company” or “SJI”) announced that Cielo Hernandez, the Company’s Senior Vice President and Chief Financial Officer, is leaving the Company to pursue other opportunities. Ms. Hernandez will continue to be employed by the Company as a Senior Vice President to assist with the transition of her duties until October 30, 2020. Ms. Hernandez will be entitled to receive the amounts payable to her pursuant to the terms of the Officer Severance Plan, as well as a cash payment equal to 7/12ths of her target annual cash bonus and her Company car, in recognition of her contributions and efforts in transitioning her responsibilities to her successor.

Steven R. Cocchi will serve as interim Chief Financial Officer effective immediately. Mr. Cocchi, age 42, has served as the Company’s Senior Vice President and Chief Strategy and Development Officer since 2018 and has held various other leadership positions within the Company since he joined the Company in 2009.

There are no arrangements or understandings between Mr. Cocchi and any other persons pursuant to which Mr. Cocchi will be appointed as Chief Financial Officer of the Company.  There have been no transactions nor are there any proposed transactions between the Company and Mr. Cocchi that would require disclosure pursuant to Item 404(a) of Regulation S-K.

In addition, effective July 13, 2020, Melissa Orsen, the Company’s Senior Vice President and General Counsel, will step down as General Counsel and be named the President of South Jersey Gas Company, a wholly owned subsidiary of the Company, and will continue to serve as a Senior Vice President at SJI.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2020	SOUTH JERSEY INDUSTRIES, INC.

	By:	/s/ Melissa Orsen
Name:	Melissa Orsen
Title:	Senior Vice President and General Counsel